Exhibit 99.1
UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)

Fremont General Corporation		Case Number:	8:08-bk-13421

		Operating Report Number:	22

	Debtor	For the Month Ending:	31-Mar-10

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT — MASTER DEMAND ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS (1)			30,185,047

2.	LESS: TOTAL TRANSFERS AND DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			30,180,326

3.	BEGINNING BALANCE:			4,722

4.	RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable — Post-filing		—

	Accounts Receivable — Pre-filing		—

	Other (Specify)	Transfers from Money Market Acct	1,965,000

	Other (Specify)	Insurance Proceeds — Legal Expense Reimbursement	473,036

	Other (Specify)	Proponent Reimbursement for Solicitation Costs	75,978

	Other (Specify)	Proceeds from Sale of Domain Name	34,970

	TOTAL RECEIPTS THIS PERIOD:			2,548,984

5.	BALANCE:			2,553,706

6.	LESS: TOTAL TRANSFERS AND DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)			—

	Disbursements (from page 2)			2,508,151

7.	ENDING BALANCE:			45,555

8.	General Account Number(s):		Well Fargo # xxxxxx1638 (2)

	Depository Name & Location:		Wells Fargo Bank — Pasadena Commercial Banking

			350 W. Colorado Blvd, Suite 210, Pasadena, CA 91105

Notes

(1)	Receipts reflected in Master Demand Account include collections prior to the petition date.

(2)	Where indicated by an "x" throughout the MOR, the applicable digit has been hidden to prevent theft or other unauthorized access to the account. The information will be available to parties in interest upon reasonable request.

IA

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee or DIP account	Purpose	Transferred	Disbursed	Amount
3/3/2010	wire	Bowne of Los Angeles Inc	A/P vendor payments		$640	$640
3/3/2010	wire	Ernst & Young	Professional fees		664	664
3/3/2010	wire	Robert Shackleton	Director Fees		5,833	5,833
3/3/2010	wire	Barney Northcote	Director Fees		5,833	5,833
3/3/2010	wire	Mark Schaffer	Director Fees		5,833	5,833
3/3/2010	wire	David S. Depillo	Director Fees		5,833	5,833
3/3/2010	wire	KPMG Corporate Finance LLC	Professional fees		25,000	25,000
3/3/2010	6000000505	Broadridge	A/P vendor payments		447	447
3/3/2010	6000000506	Iron Mountain Records Mgmt Inc	A/P vendor payments		1,919	1,919
3/3/2010	6000000507	LA Fine Arts	A/P vendor payments		330	330
3/3/2010	6000000508	Mellon Investor Services LLC	Director Fees		2,843	2,843
3/3/2010	6000000509	Robin J Lee	Consulting Fee — Retirement Plan Litigation		1,818	1,818
3/3/2010	6000000510	Stephen H. Gordon	Director Fees		5,833	5,833
3/10/2010	wire	Epstein, Becker, & Green P.C.	Professional fees		679	679
3/10/2010	wire	CRG Partners Group LLC	Professional fees		23,277	23,277
3/10/2010	wire	Patton Boggs LLP	Professional fees		130,703	130,703
3/10/2010	wire	Weiland, Golden, Smiley, Wang, Ekvall, and Strok LLP	Professional fees		185,888	185,888
3/10/2010	wire	FTI Consulting	Professional fees		290,632	290,632
3/10/2010	wire	Stutman, Treister, and Glatt PC	Professional fees		357,623	357,623
3/10/2010	wire	Klee, Tuchin, Bogdanoff & Stern LLP	Professional fees		365,723	365,723
3/17/2010	wire	Ernst & Young	Professional fees		2,651	2,651
3/17/2010	wire	Bocarsly Emden Cowan	Professional fees		3,238	3,238
3/17/2010	wire	Caldwell Law Firm	Professional fees		6,069	6,069
3/17/2010	wire	Solon Group, Inc.	Professional fees		18,902	18,902
3/17/2010	wire	CRG Partners Group LLC	Professional fees		34,293	34,293
3/17/2010	wire	Klee, Tuchin, Bogdanoff & Stern LLP	Professional fees		129,935	129,935
3/17/2010	6000000511	Frank E Williams	OEC Member — Travel Expense Reimbursement		485	485
3/17/2010	6000000512	West Payment Center	A/P vendor payments		3,656	3,656
3/22/2010	wire	Wells Fargo	Client Analysis Service Charge		2,672	2,672
3/24/2010	wire	Bowne of Los Angeles Inc	A/P vendor payments		665	665
3/24/2010	wire	CRG Partners Group LLC	Professional fees		9,243	9,243
3/24/2010	wire	Weiland, Golden, Smiley, Wang, Ekvall, and Strok LLP	Professional fees		104,850	104,850
3/24/2010	wire	Stutman, Treister, and Glatt PC	Professional fees		161,653	161,653
3/24/2010	wire	Fremont General Corporation	Bank Account Transfer		196,000	196,000
3/24/2010	6000000513	Iron Mountain Records Mgmt Inc	A/P vendor payments		1,358	1,358
3/31/2010	wire	Kurtzman Carson Consultants	Professional Fees (Solicitation Costs)		414,800	414,800
3/31/2010	6000000514	LA Fine Arts	A/P vendor payments		330	330

			TOTAL DISBURSEMENTS THIS PERIOD:	$—	$2,508,151	$2,508,151

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.
IA p2

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	3/31/2010	Balance on Statement:	$57,552

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			$—

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

6000000502	2/3/2010	5,833

6000000510	3/3/2010	5,833

6000000514	3/31/2010	330

TOTAL OUTSTANDING CHECKS:			$11,997

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$45,555

IA p3

I. CASH RECEIPTS AND DISBURSEMENTS
B. (COMMERCIAL MONEY MARKET ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR REPORTS		38,537,007

2.	LESS: TOTAL TRANSFERS AND DISBURSEMENTS PER ALL PRIOR REPORTS		15,809,621

3.	BEGINNING BALANCE:		22,727,385

4.	RECEIPTS DURING CURRENT PERIOD:
	Transferred from General Account	196,000

	Interest Income	2,209

	TOTAL RECEIPTS THIS PERIOD:		198,209

5.	BALANCE:		22,925,594

6.	LESS: TOTAL TRANSFERS AND DISBURSEMENTS DURING CURRENT PERIOD

	Transfers to Other DIP Accounts (from page 5)		1,965,000

	Disbursements (from page 5)		3,160

7.	ENDING BALANCE:		20,957,434

8.	COMMERCIAL MONEY MARKET ACCOUNT Number(s):	xxxxxx8097

	Depository Name & Location:	Wells Fargo Bank — Pasadena Commercial Banking
		350 W. Colorado Blvd, Suite 210, Pasadena, CA 91105
IB

     TOTAL DISBURSEMENTS FROM COMMERCIAL MONEY MARKET ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee	Purpose	Transferred	Disbursed	Amount
3/3/2010	wire	Fremont General Corporation	Bank account transfer	$63,000		$63,000
3/10/2010	wire	Fremont General Corporation	Bank account transfer	1,320,000		1,320,000
3/17/2010	wire	Fremont General Corporation	Bank account transfer	202,000		202,000
3/22/2010	wire	Wells Fargo	Client Analysis Service Charge		3,160	3,160
3/31/2010	wire	Fremont General Corporation	Bank account transfer	380,000		380,000

			TOTAL DISBURSEMENTS THIS PERIOD:	$1,965,000	$3,160	$1,968,160

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.
IB p2

COMMERCIAL MONEY MARKET ACCOUNT
BANK RECONCILIATION

Bank statement Date:	3/31/2010	Balance on Statement:	$20,957,434

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$20,957,434

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment
IB p3

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

	Frequency of Payments		Post-Petition payments
Creditor, Lessor, Etc.	(Mo/Qtr)	Amount of Payment	not made (Number)	Total Due

—	—	—	—	—

			TOTAL DUE:	—

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:	March 31, 2010
	Gross Sales Subject to Sales Tax:	—

	Total Wages Paid:	—

		Total Post-Petition		Date Delinquent
		Amounts Owing	Amount Delinquent	Amount Due
	Federal Withholding	—	—	N/A
	State Withholding	—	—	N/A
	FICA- Employer’s Share	—	—	N/A
	FICA- Employee’s Share	—	—	N/A
	Federal Unemployment	—	—	N/A
	Sales and Use	—	—	N/A
	Real Property	—	—	N/A
Other:

	TOTAL:	—	—

II - III

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:	3/31/2010
(Provide a copy of monthly account statements for each of the below)

	General Account:		45,555

	Money Market Account:		20,957,434

	Payroll Account:	(1)	N/A

Other Accounts:

Other Monies:

	Petty Cash (from below):		—

TOTAL CASH AVAILABLE:				21,002,989

Petty Cash Transactions:
Date	Purpose		Amount

TOTAL PETTY CASH TRANSACTIONS:			N/A	—

(1)	The Debtor’s payroll account has been closed.

ID

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	—	—	46,956
31 - 60 days	—	—	—
61 - 90 days	—	—	—
91 - 120 days	—	—	—
Over 120 days	6,273	118,819	—

TOTAL:	6,273	118,819	46,956

V. INSURANCE COVERAGE

			Policy Expiration	Premium Paid
Name of Carrier	Insurance Type	Amount of Coverage	Date	Through (Date)
XL Specialty	Directors & Officers	15,000,000	4/01/09-4/01/10	4/1/10
Continental Casualty	Excess D&O	15,000,000	4/01/09-4/01/10	4/1/10
U.S. Specialty	Excess D&O	15,000,000	4/01/09-4/01/10	4/1/10
RSUI Indemnity	Excess D&O	15,000,000	4/01/09-4/01/10	4/1/10
Allied World Natl	Excess D&O	10,000,000	4/01/09-4/01/10	4/1/10
U.S. Specialty	Excess D&O	10,000,000	4/01/09-4/01/10	4/1/10
Liberty Mutual	Excess D&O	10,000,000	4/01/09-4/01/10	4/1/10
Navigators Ins.	Excess D&O	10,000,000	4/01/09-4/01/10	4/1/10
Westchester Surplus	Excess D&O	10,000,000	4/01/09-4/01/10	4/1/10
Platte River	Excess D&O	10,000,000	4/01/09-4/01/10	4/1/10
Scottsdale Ins.	Excess D&O	5,000,000	4/01/09-4/01/10	4/1/10
XL Specialty	Run-off D&O	20,000,000	1/01/07-1/01/14	1/1/14
Continental Casualty	Run-off D&O	15,000,000	1/01/07-1/01/14	1/1/14
RSUI Indemnity	Run-off D&O	15,000,000	1/01/07-1/01/14	1/1/14
New Mkts Undrwrtr	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Platte River	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
St. Paul Mercury	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Federal Insurance	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Liberty Mutual	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Columbia Casualty	Fiduciary Liability	10,000,000	4/01/09-4/01/10	4/1/10
XL Specialty	Excess Fiduciary Liability	10,000,000	4/01/09-4/01/10	4/1/10
U.S. Specialty	Excess Fiduciary Liability	10,000,000	4/01/09-4/01/10	4/1/10
Navigators Ins.	Excess Fiduciary Liability	10,000,000	4/01/09-4/01/10	4/1/10
Allied World Natl	Excess Fiduciary Liability	5,000,000	4/01/09-4/01/10	4/1/10
Westchester Surplus	Excess Fiduciary Liability	5,000,000	4/01/09-4/01/10	4/1/10
XL Specialty	Run-off Fiduciary	15,000,000	1/01/07-1/01/14	1/1/14
Capital Indemnity	Run-off Fiduciary	10,000,000	1/01/07-1/01/14	1/1/14
Federal Insurance	Run-off Fiduciary	10,000,000	1/01/07-1/01/14	1/1/14
Houston Casualty	Run-off Fiduciary	5,000,000	1/01/07-1/01/14	1/1/14
National Union Fire	Crime Coverage	15,000,000	4/01/09-4/01/10	4/1/10
Zurich American	Excess Crime Coverage	15,000,000	4/01/09-4/01/10	4/1/10
Continental Ins.	Excess Crime Coverage	10,000,000	4/01/09-4/01/10	4/1/10
Federal Insurance	Commercial Automobile	1,000,000	1/01/09-1/01/11	1/1/11
Federal Insurance	Commercial Excess and Umbrella	5,000,000	1/01/09-1/01/11	1/1/11
Great American	Excess Umbrella	20,000,000	1/01/09-1/01/11	1/1/11
Federal Insurance	Commercial Package	14,499,247	1/01/09-1/01/11	1/1/11
State Compensation Fund of CA	Workers Compensation	1,000,000	1/01/09-1/01/11	1/1/11
IV, V, VI

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

	Total Disbursements				Quarterly Fees
Quarterly Period Ending (Date)	(during Quarter)	Quarterly Fees	Date Paid	Amount Paid	Still Owing
June 30, 2008	0	325	22-Aug-2008	325	—
June 30, 2008	0	1	1-Oct-2008	1	—
September 30, 2008	851,493	4,875	19-Nov-2008	4,875	—
December 31, 2008	3,817,827	10,400	21-Jan-2009	10,400	—
March 31, 2009	3,442,105	10,400	15-Apr-2009	10,400	—
June 30, 2009	2,311,647	9,750	15-Jul-2009	9,750	—
September 30, 2009	2,677,616	9,749	21-Oct-2009	9,749	—
December 31, 2009	2,864,479	9,750	27-Jan-2010	9,750	—
March 31, 2010	4,373,732	10,400			10,400
					—
					—
					—
					—
					—
					—
					—
					—
					—

		65,650		55,250	10,400

IV, V, VI

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Date of Order
	Authorizing	Authorized Gross	Gross Compensation Paid
Name of Insider	Compensation	Compensation	During the Month

No compensation disbursements made to insiders during the period.
VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

	Date of Order
	Authorizing		Amount Paid
Name of Insider	Compensation	Description	During the Month

Robert Shackleton	9/29/08	Director fees	5,833
Mark Schaffer	9/29/08	Director fees	5,833
Barney Northcote	9/29/08	Director fees	5,833
David S. Depillo	9/29/08	Director fees	5,833
Stephen H. Gordon	9/29/08	Director fees	5,833
VII - VIII

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
	3/31/10	6/19/08-3/31/10
Sales/Revenue:
Net Sales/Revenue	$—	$—
Cost of Goods Sold:
Cost of Goods Sold (COGS)	—	—
Gross Profit	—	—
Other Operating Income (Itemize)	—	—

Operating Expenses:
Payroll — Insiders	—	—
Compensation — regular (intercompany allocation)	112,153	2,703,231
Compensation — group insurance		—
Compensation — 401(k)/ESOP/Incentive	629	(1,690,609)
Occupancy	2,018	517,068
Payroll Taxes		—
Other Taxes (Itemize) (1)		(3,500,000)
Information systems		39,722
Advertising and promotion		23,635
Telecom		(115)
Travel		2,670
Printing and supplies	665	38,377
Postage		(29,156)
All other	38,655	627,781
Depreciation and Amortization	287	24,127
Rent Expense — Real Property		—
Lease Expense — Personal Property		—
Insurance	249,569	3,750,882
Miscellaneous Operating Expenses (Itemize)	—	—
Total Operating Expenses	403,976	2,507,613

Net Gain/(Loss) from Operations	(403,976)	(2,507,613)

Non-Operating Income:
Interest Income	2,209	239,501
Net Gain on Sale of Assets (Itemize)		—
Other — Equity in Earnings of Subsidiaries	(1,751,013)	154,535,997
Other (Itemize) — SERP	34,970	(40,306)
Total Non-Operating income	(1,713,834)	154,735,192

Non-Operating Expenses:
Interest Expense (2)	23,914	511,760
Legal and Professional (Itemize) (3)	1,124,493	19,202,407
Other (Itemize)	—	—
Total Non-Operating Expenses	1,148,407	19,714,167

NET INCOME/(LOSS)	$(3,266,217)	$132,513,412

Notes:
(1)	Reflects (post-petition) accrual of the estimated income tax receivable attributable to FGC as a result of the anticipated carryback of the 2008 consolidated net operating loss in accordance with the expanded carryback provisions included in the Worker, Homeownership and Business Assistance Act of 2009 (H.R. 3548) that was signed into law on November 6, 2009.

(2)	Represents amortization of capitalized debt issuance costs.

(3)	Represents professional fee accruals (estimates) by the Debtor for financial statement (GAAP) purposes.
IX

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:
Unrestricted Cash	$21,002,989
Accounts Receivable	165,775
Intercompany Receivable	613,866
Prepaid Expenses	2,892,108
Other (Itemize) — SERP / EBP Accounts & Other Benefit Accounts	12,111,373
Other (Itemize) — Investment — FG Financing	3,092,777
Other (Itemize) — Income Tax Receivable (1)	3,500,000
Total Current Assets		43,378,888

Property, Plant, and Equipment	168,996
Accumulated Depreciation/Depletion	(18,356)
Net Property, Plant, and Equipment		150,640

Other Assets (Net of Amortization):
Other (Itemize) — GSOP Merrill Lynch Acct. xxx-37M01	14,933
Investment in Subsidiary	439,119,022
Total Other Assets		439,133,955

TOTAL ASSETS		$482,663,483

LIABILITIES
Post-petition Liabilities:
Accounts Payable	6,273
Accruals (2)	2,201,657
Taxes Payable	—
Professional fees	—
Accrued Interest Payable	—
Other (3)	13,304,552
Total Post-petition Liabilities		15,512,482

Pre-petition Liabilities / Liabilities Subject to Compromise:
Priority Liabilities	—
Unsecured Liabilities (4)	375,074,740
Total Pre-petition Liabilities		375,074,740

TOTAL LIABILITIES		390,587,222

EQUITY:
Pre-petition Owners’ Equity (5)	(50,674,876)
Post-petition Profit/(Loss)	132,513,412
Direct Charges to Equity	10,237,725
TOTAL EQUITY		92,076,261

TOTAL LIABILITIES & EQUITY		$482,663,483

Notes:
(1)	Reflects (post-petition) estimated income tax receivable attributable to FGC as a result of the anticipated carryback of the 2008 consolidated net operating loss in accordance with the expanded carryback provisions included in the Worker, Homeownership and Business Assistance Act of 2009 (H.R. 3548) that was signed into law on November 6, 2009.

(2)	Includes accruals (estimates) by the Debtor for financial statement presentation (GAAP) purposes.

(3)	Includes an accrued post-petition intercompany payable to Fremont Reorganizing Corporation of $12.8 million.

(4)	Includes the accruals (estimates) recorded by the Debtor for financial statement presentation (GAAP) purposes, including an accrual for litigation settlements totaling $36.5 million primarily related to the following matters and related proofs of claim: The Bank of New York v. Fremont General Corporation; Enron Creditors Recovery Corp., et al. v. J.P. Morgan Securities, et al.; California Insurance Commissioner v. Rampino, et al.; and California Insurance Commissioner v. Fremont General Corporation, et al. These litigation settlements were approved, pursuant to Federal Rule of Bankruptcy Procedure 9019, by the Bankruptcy Court in 2009, and each settlement resulted in deemed allowed general unsecured claims against the Debtor’s bankruptcy estate in varying amounts.

(5)	Reflects the changes in the Pre-petition Liabilities/Liabilities Subject to Compromise, as further described in footnote 4 above, and adjustments to recorded income tax payable at 12/31/2009.
X

XI. QUESTIONNAIRE
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	No ☑	Yes ☐

2.	Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:	No ☑	Yes ☐

3.	State what progress was made during the reporting period toward filing a plan of reorganization.

Confirmation hearings regarding the four competing chapter 11 plans began on March 12, 2010, and continued throughout the month of March, along with significant related briefing by numerous parties in interest.

4.	Describe potential future developments which may have a significant impact on the case:

Confirmation hearings regarding the four competing plans are scheduled to continue throughout April 2010, with a series of hearings scheduled on April 27-30, and various related dates established pursuant to the Bankruptcy Court’s rulings at prior hearings.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
None.

6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.	No ☑	Yes ☐

I,	Thea Stuedli, Chief Financial Officer of Fremont General Corporation
declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

XI